UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021 (August 11, 2021)

Helbiz, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Old Slip, New York, NY 10005
(Address of Principal Executive Offices, and Zip Code)

(917) 675-7157
Registrant’s Telephone Number, Including Area Code

GreenVision Acquisition Corp. 8 The Green, Suite #4966 Dover, DE 19901
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	HLBZ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	HLBZW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Business Combination

Helbiz, Inc. (formerly known as GreenVision Acquisition Corp.), a Delaware corporation (“GRNV” and, after the consummation of the Business Combination as described below, “Helbiz” or the “Company”), consummated the acquisition of all of the issued and outstanding shares of Helbiz Holdings, Inc. (formerly known as Helbiz, Inc.), a Delaware corporation (“Helbiz Holdings”), in accordance with that certain Merger Agreement and Plan of Reorganization, dated as of February 8, 2021 (as amended on April 8, 2021, the “Merger Agreement”), by and among GRNV, Helbiz Holdings, GreenVision Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of GRNV (“Merger Sub”), and Salvatore Palella (as representative of the shareholders of Helbiz Holdings).

On August 12, 2021 (the “Closing Date”), as contemplated in the Merger Agreement and described in the section titled “Proposal No. 1 – The Business Combination Proposal” beginning on page 97 of the definitive proxy statement, as amended and supplemented (the “Definitive Proxy Statement”), dated July 26, 2021 and filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2021, Merger Sub merged with and into Helbiz Holdings with Helbiz Holdings surviving as a wholly-owned subsidiary of GRNV (the “Business Combination”). In addition, in connection with the closing of the Business Combination (the “Closing”), GRNV changed its name to “Helbiz, Inc.”

As a result of and at the Closing, GRNV acquired all of the outstanding Helbiz Holdings shares in exchange for (i) 10,271,729 shares of GRNV’s Class A Common Stock and 14,225,867 shares of GRNV’s Class B Common Stock, each based on a price of $10.00 per share, subject to adjustment as described below (the “Closing Payment Shares”), and (ii) the issuance of 7,409,685 options to acquire shares of GRNV’s Class A Common Stock. At the Closing, Helbiz Holdings filed a certificate of merger with the Secretary of State of the State of Delaware (the “Certificate of Merger”), executed in accordance with the relevant provisions of the General Corporation Law of the State of Delaware. The Business Combination became effective on August 12, 2021 (the “Effective Time”).

Prior to the Closing, Helbiz Holdings delivered to GRNV a stockholder allocation schedule (the “Allocation Schedule”) setting forth each stockholder and option holder as of the Closing. At the Effective Time, by virtue of the Business Combination, each Helbiz Holdings share issued and outstanding immediately prior to the Effective Time was canceled and automatically converted into the right to receive, without interest, 4.63 GRNV shares of the respective class (the “Conversion Consideration Ratio”). Each outstanding Helbiz Holdings option was assumed by GRNV and automatically converted into an option to purchase such number of shares of Class A Common Stock equal to the product of (x) the Conversion Consideration Ratio and (y) the option holder’s Helbiz Holdings options. No certificates or scrip representing fractional shares were issued pursuant to the Business Combination.

  The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and Exhibit 2.2 and is incorporated herein by reference.

PIPE Investment

Concurrently with the execution of the Merger Agreement, GRNV entered into subscription agreements (the “Subscription Agreements”) and registration rights agreements (the “PIPE Registration Rights Agreements”), with certain institutional and accredited investors some of whom transferred their obligations to additional institutional and accredited investors that entered into additional Subscription Agreements (collectively, the “PIPE Investors”). The PIPE Investors collectively subscribed for an aggregate 2,650,000 GRNV units at $10.00 per unit, with each unit consisting of one share of Class A Common Stock and a warrant to purchase one share of Class A Common Stock exercisable at $11.50, for aggregate gross proceeds of $26.5 million (the “PIPE Investment”), of which proceeds $5 million was in the form of cancelation of debt. Under the terms of the Merger Agreement, the PIPE Investment was to be for a minimum of $30 million, but the parties to the Merger Agreement waived that closing condition. The PIPE Investment was consummated substantially concurrently with the Closing.

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The material terms of the Subscription Agreements and PIPE Registration Rights Agreements are described in the section of the Definitive Proxy Statement beginning on page 123 titled “The Merger Agreement – The PIPE Investment.” Such description is qualified in its entirely by the full text of the Subscription Agreements and PIPE Registration Rights Agreements, forms of which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Advisory Shares

As previously disclosed in the Definitive Proxy Statement, on the Closing Date GRNV issued an aggregate of 30,000 shares of Class A Common Stock to Lee Stern, a director of GRNV, as compensation for services rendered to GRNV (the “Advisory Shares”).

GRNV Redemptions and Conversion of Rights

In connection with the GRNV stockholder vote on the Business Combination, GRNV stockholders redeemed an aggregate of 1,615,502 shares of Common Stock. At the Closing of the Business Combination, all outstanding rights automatically converted into one-tenth (1/10) of a share of Class A Common Stock, or 575,000 shares of Class A Common Stock. The separate trading of Units and Rights of GRNV was terminated upon the closing of the Business Combination.

Immediately after giving effect to the Business Combination, the PIPE Investment, issuance of the Advisory Shares and conversion of rights, there were

•	15,230,280 shares of Helbiz Class A Common Stock outstanding,

•	14,225,867 shares of Helbiz Class B Common Stock outstanding,

•	7,409,685 shares of Class A Common Stock subject to outstanding employee stock options at a weighted average exercise price of $2.16,

•	5,750,000 outstanding warrants that were issued in our Initial Public Offering and are trading on the Nasdaq Capital Market,

•	2,650,000 outstanding warrants that were issued in the PIPE Investment,

•	2,100,000 outstanding warrants that were issued to GRNV’s Sponsor and

•	287,500 warrants that were issued to the underwriter in GRNV’s Initial Public Offering.

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to Helbiz, Inc. and its consolidated subsidiaries at and after the Closing. Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Definitive Proxy Statement and such definitions are incorporated by reference herein.

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Item 1.01.    Entry Into a Material Definitive Agreement.

Registration Rights Agreement

On August 12, 2021, GRNV entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain former securityholders of Helbiz Holdings. Under the Registration Rights Agreement, those securityholders are entitled to certain registration rights with respect to the GVAC Shares received by them in the Business Combination. Under the terms of the agreement, commencing nine (9) months after the Closing (or six (6) months with the consent of GVAC’s investment banker), the former Helbiz securityholders may make one (1) demand and up to two (2) piggyback registration requests to have GVAC file a registration statement on their behalf or include in a registration statement filed by GVAC, with the Securities and Exchange Commission to provide for the resale under the Securities Act of 1933, as amended, the shares received in the Business Combination by them. The filing of the registration statements and the payment of filing fees and related costs such as legal and accounting costs will be borne by Helbiz.

The material terms of the Registration Rights Agreement are described in the section of the Definitive Proxy Statement beginning on page 127 titled “The Merger Agreement – The Registration Rights Agreement.” A copy of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreement

On August 12, 2021, GRNV entered in a series of lock-up agreements with those former holders of Helbiz Holdings that held at least 75,000 shares of common stock of Helbiz Holdings. Under those lock-up agreements, it was agreed that until (i) the first anniversary of the Closing of the Business Combination with respect to the Founder and (ii) the six month anniversary of the Closing with respect to other Helbiz shareholders owning at least 75,000 shares (the “Lockup Period End Date”), such Helbiz securityholders, directly or indirectly, will not: (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of the Helbiz’s common stock, or any other securities of Helbiz convertible into or exercisable or exchangeable for any shares of such Helbiz’s common stock which are owned as of the Closing Date (collectively, the “Lockup Shares”); (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Lockup Shares, whether any such transaction is to be settled by delivery of the Lockup Shares or other securities, in cash or otherwise; or (iii) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Lockup Shares or any other securities of Helbiz, other than pursuant to the separate registration rights agreement between Helbiz and the former Helbiz Holdings securityholders.

The material terms of the Lock-Up Agreement are described in the section of the Definitive Proxy Statement beginning on page 127 titled “The Merger Agreement – Lock-Up Agreements.” A copy of the form of Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

Indemnification Agreements

On August 12, 2021, GRNV and the Founder entered into an Indemnification Escrow Agreement pursuant to which the Founder has agreed to indemnify and hold harmless Helbiz against and in respect of specified actual and direct losses incurred or sustained by Helbiz as a result of: (a) any breach of any of Helbiz Holding’s representations and warranties set forth in the Merger Agreement (as modified by the disclosure schedules to the Merger Agreement) and (b) any breach of any covenants or obligations of Helbiz Holdings contained in the Merger Agreement to be performed prior to the Closing. An aggregate of 1,600,000 shares of Helbiz Class B common stock issuable to the Founder at the Closing were deposited into a third-party escrow account (the “Indemnification Escrow Shares”) to serve as Helbiz’s exclusive security for the Founder’s obligation to indemnify Helbiz under the Merger Agreement. The survival period for such indemnification is 12 months.

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Notwithstanding anything in the Merger Agreement to the contrary:

•        Helbiz’s sole and exclusive remedy for all indemnifiable losses under the Merger Agreement shall be the recovery of a number of the Indemnification Escrow Shares having a value equal to the losses that have been finally determined to be owing to Helbiz in accordance with the Merger Agreement (at an assumed value equal to $10.00 per share (the “Escrow Share Value”)), subject to the Indemnifiable Loss Limit (as defined below).

•        The maximum liability of the Founder under the Merger Agreement or otherwise in connection with the transactions contemplated by the Merger Agreement shall in no event exceed an amount equal to: (i) the Escrow Share Value, multiplied by (ii) the Indemnification Escrow Shares (the “Indemnifiable Loss Limit”).

•        Helbiz shall not be entitled to indemnification unless and until the aggregate amount of losses is at least $200,000, at which time, subject to the Indemnifiable Loss Limit, Helbiz shall be entitled to indemnification for any losses above such threshold.

•        The Founder shall have no liability or obligation to indemnify Helbiz under the Merger Agreement with respect to the breach or inaccuracy of any representation, warranty, covenant or agreement based on any matter, fact or circumstance known to Helbiz or any of its representatives or disclosed in the information set out in any schedule to the Merger Agreement.

•        Nothing in the Merger Agreement (i) limits the parties’ rights to seek injunctive relief or other equitable remedies, (ii) would prevent Helbiz from bringing an action for fraud (with scienter) against the Person who committed such fraud (with scienter) or (iii) limit the right of any person or entity to pursue remedies under any other agreement entered into in connection with the transactions contemplated by the Merger Agreement against the parties thereto.

The indemnification to which Helbiz is entitled from the Escrow Participants pursuant to the Merger Agreement for losses shall be effective so long as it is asserted prior to the expiration of the 12 month anniversary of the Closing date (the “Survival Period”); provided, that in the event that any indemnification notice shall have been given by Helbiz in accordance with the provisions of the Merger Agreement (each, an “Indemnification Notice”) prior to the expiration of the Survival Period and such claim has not been finally resolved by the expiration of the Survival Period, the representations, warranties, covenants, agreements or obligations that are the subject of such Indemnification Notice shall survive for an additional period of 12 months for purposes of resolving any such claims.

The material terms of the Indemnification Escrow Agreement are described in the section of the Definitive Proxy Statement beginning on page 127 titled “The Merger Agreement – Indemnification.” A copy of the Indemnification Escrow Agreement is filed with this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference, and the foregoing description of the Indemnification Escrow Agreement is qualified in its entirety by reference thereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On August 11, 2021, the Business Combination was approved by the stockholders of MCAC at the special meeting of stockholders of MCAC (the “Meeting”). The Business Combination was completed on August 12, 2021.

The following information is provided about the business of Helbiz following the consummation of the Business Combination, set forth below under the following captions:

•	Cautionary Note Regarding Forward-Looking Statements;
•	Business;
•	Risk Factors;
•	Management’s Discussion and Analysis of Financial Condition and Operations;
•	Quantitative and Qualitative Disclosure about Market Risk;
•	Security Ownership of Certain Beneficial Owners and Management;
•	Directors and Executive Officers;
•	Director Independence;
•	Committees of the Board of Directors;
•	Executive Compensation;

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•	Director Compensation;
•	Certain Relationships and Related Transactions;
•	Legal Proceedings;
•	Market Price of and Dividends on the Registrant’s Common Stock and Related Stockholder Matters;
•	Recent Sales of Unregistered Securities;
•	Description of Securities;
•	Indemnification of Directors and Officers; and
•	Financial Statements, Supplementary Data and Exhibits.

 Cautionary Note Regarding Forward-Looking Statements

We make forward-looking statements in this Current Report on Form 8-K, including in the statements incorporated herein by reference. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are subject to risks uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

The forward-looking statements are based on the current expectations of Helbiz and its management of and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

•	expectations regarding our strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and our ability to invest in growth initiatives and pursue acquisition opportunities;

•	the outcome of any legal proceedings that may be instituted against us;

•	the inability to maintain the listing of our shares of Common Stock on Nasdaq;

•	the risk that the Business Combination may disrupt our current plans and operations;

•	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability of the Company to grow and manage growth profitably and retain its key employees;

•	costs related to the proposed Business Combination;

•	geopolitical risk and changes in applicable laws or regulations;

•	the possibility that we may be adversely affected by other economic, business, and/or competitive factors;

•	risks relating to the uncertainty of our projected financial information;

•	risks related to the organic and inorganic growth of Helbiz’s business and the timing of expected business milestones;

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•	risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations;

•	litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on our resources; and

•	other risks and uncertainties set forth in the section entitled “Risk Factors” beginning on page 40 of the Definitive Proxy Statement and incorporated herein by reference.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Helbiz does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of Helbiz is described in the Definitive Proxy Statement in the section entitled “Information about Helbiz” beginning on page 188, which is incorporated herein by reference.

Risk Factors

The risk factors related to the business and operations of Helbiz and the Business Combination are set forth in the Definitive Proxy Statement in the section entitled “Risk Factors” beginning on page 40, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Operations

Reference is made to the disclosure contained in the Definitive Proxy Statement beginning on page 149 in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Helbiz,” which is incorporated by reference herein.

Quantitative and Qualitative Disclosure about Market Risk

Quantitative and qualitative disclosure about market risk is not applicable to Helbiz.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Helbiz’s Common Stock immediately following the consummation of the Business Combination on August 12, 2021 by:

•	each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by Helbiz to be the beneficial owner of more than 5% of shares of our Common Stock;

•	each of the executive officers and directors of Helbiz; and

•	all executive officers and directors of Helbiz as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our Common Stock is based on 29,456,147 shares of our Common Stock issued and outstanding as of August 12, 2021.

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Unless otherwise indicated, Helbiz believes that each person named in the table below has sole voting and investment power with respect to all shares of common stock beneficially owned by such person.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares
Greater than 5% Holders
Dario Belletti(2)	3,444,669	11.7%

Directors and Executive Officers(1)
Salvatore Palella	15,092,014	49.8%
Giulio Profumo	404,548	1.4%
Jonathan Hannestad	448,622	1.5%
Lorenzo Speranza	384,202	1.3%
Stefano Ciravegna	404,548	1.4%
Nemanja Stancic	404,548	1.4%
Emanuele Liatti	—	*
Matteo Mammi	—	*
Lee Stern	30,000	*
Guy Adami	—	*
Kimberly Wilford	—	*
All directors and executive officers as a group (8 individuals)	17,168,483	53.0%

(1)	Unless otherwise indicated, the business address of each of the individuals is the address of Helbiz, Inc., 32 Old Slip,Floor, New York, New York 10005.
(2)	Includes 2,964,645 shares for Finbeauty S.r.l., Corso di Porta Nuova 34, Milan, 20121, Italy, an entity over which Mr. Dario Belletti has control to vote and dispose of such shares.
(3)	Excludes options to be granted to the non-employee directors which will be subject to vesting conditions.

*        Denotes less than one (1%) percent.

Directors and Executive Officers

Helbiz’s directors and executive officers after the consummation of the Business Combination are described in the Definitive Proxy Statement in the sections entitled “Directors, Executive Officers, Executive Compensation and Corporate Governance – Directors after Completion of the Business Combination” beginning on page 241 and “Directors, Executive Officers, Executive Compensation and Corporate Governance – Executive Officers of GVAC after Completion of the Business Combination” beginning on page 243 and that information is incorporated herein by reference.

In connection with the Closing, each of GRNV’s officers and directors, other than Lee Stern, resigned from the Board. Each of Salvatore Palella, Giulio Profumo, Guy Adami and Kimberly Wilford were appointed to the Board in connection with the Business Combination. Salvatore Palella was appointed Chairman of the Board.

Director Independence

The Nasdaq Stock Market LLC (“Nasdaq”) listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of Lee Stern, Guy Adami and Kimberly Wilford is an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with GRNV and Helbiz Holdings and will have with Helbiz and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our Common Stock by each non-employee director, and the transactions involving them described in the section of this Item 2.01 on this Current Report on Form 8-K entitled “Certain Relationships and Related Transactions” and the information incorporated by reference therein.

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Committees of the Board of Directors

Following the Closing, the standing committees of the Board consist of an Audit Committee, a Compensation Committee and a Nominating Committee. A description of each of these committees is included in the Definitive Proxy Statement in the section entitled “Directors, Executive Officers, Executive Compensation and Corporate Governance – Committees of the Board of Directors” beginning on page 233 is incorporated herein by reference. The composition of each of those committees is as anticipated in the above referenced section.

Executive Compensation

Compensation for Helbiz’s executive officers is described in the Definitive Proxy Statement in the section entitled “Directors, Executive Officers, Executive Compensation and Corporate Governance – Compensation of Directors and Executive Officers of Helbiz” beginning on page 243 and that information is incorporated herein by reference.

Director Compensation

Compensation for Helbiz’s directors is described in the Definitive Proxy Statement in the section entitled “Directors, Executive Officers, Executive Compensation and Corporate Governance – Director Compensation” beginning on page 246 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

The description of certain relationships and related transactions is included in the Definitive Proxy Statement in the section entitled “Certain Relationships and Related Transactions” beginning on page 250, which is incorporated herein by reference.

The information set forth in the section entitled “PIPE Investment” in the “Introductory Note” of this Current Report on Form 8-K is incorporated herein by reference. The information set forth in the section entitled “Registration Rights Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Legal Proceedings

The description of legal proceedings is included in the Definitive Proxy Statement in the sections entitled “Information about Helbiz—Legal Proceedings” on page 211 and “Directors, Executive Officers, Executive Compensation and Corporate Governance – Material Legal Proceedings” beginning on page 235 which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Helbiz Class A Common Stock trades on the Nasdaq under the symbol “HLBZ” and certain warrants to purchase shares of Class A Common Stock trade under the symbol “HLBZW”. Helbiz has not paid any cash dividends on its shares of capital stock to date. It is the present intention of the Board to retain all earnings, if any, for use in Helbiz’s business operation and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will depend upon Helbiz’s revenue and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of Helbiz to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

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Recent Sales of Unregistered Securities

Information about unregistered sales of Helbiz’s equity securities is set forth under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Description of Securities

A description of Helbiz’s Common Stock and preferred stock is included in the Definitive Proxy Statement in the section entitled “Description of GVAC’s Securities” beginning on page 254, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about the indemnification of Helbiz directors and officers is set forth in the Definitive Proxy Statement in the section entitled “Directors, Executive Officers, Executive Compensation and Corporate Governance – Limitation on Liability and Indemnification of Officers and Directors”, which is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The historical financial statements (and accompanying notes) of (1) Helbiz Holdings included in the Definitive Proxy Statement on page F-54 through F-105 and (2) Mimoto Smart Mobility, Srl (“Yandy”), a wholly owned subsidiary, included in the Definitive Proxy Statement on page F-106 through F-131 are incorporated herein by reference. The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Business Combination, the Company became obligated with respect to debt of Helbiz Holdings and its subsidiaries that remained outstanding after the consummation of the Business Combination. The information set forth under Item 2.01 and the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the redemptions of our common stock that occurred immediately prior to our Business Combination, we will not meet Nasdaq’s listing requirements of a $15 million free trading public float and 1 million free trading shares. Based on an agreed plan between us and Nasdaq, in the next 7 days we expect to receive an automatically-issued delisting letter from the exchange, which will note the deficiencies and stipulate an opportunity to cure such. We intend to remedy the deficiencies within the necessary time frame through the filing of a registration statement on Form S-1 covering the private placement shares issued to the PIPE investors. We aim to file the registration statement with the Securities and Exchange Commission within the next 10 days. When the S-1 is declared effective, the 2.65 million PIPE shares will be considered as part of the “free trading public float”.

Item 3.02    Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” of this Current Report on Form 8-K is incorporated herein by reference. The securities issued in connection with the Business Combination, the PIPE Investment and the Advisory Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03    Material Modification to Rights of Security Holders.

On August 11, 2021, in connection with the consummation of the Business Combination, GRNV filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to become effective as of August 12, 2021 (the “Bylaws”).

A copy of the Amended and Restated Certificate of Incorporation is included as Exhibits 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.01    Changes in Registrant’s Certifying Accountant.

Helbiz’s independent registered public accounting firm will not change as a result of the Business Combination.

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Item 5.01    Change in Control of Registrant.

The information set forth above in the “Introductory Note” and Item 2.01 is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth above in the sections titled “Directors and Executive Officers,” “Director Independence,” “Committees of the Board of Directors” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06    Change in Shell Company Status.

As a result of the Business Combination, GRNV ceased being a shell company. The material terms of the Business Combination are described in the section entitled “Proposal No. 1 – The Business Combination Proposal” of the Definitive Proxy Statement, and are incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 11, 2021, GRNV held a special virtual meeting of its stockholders (the “Special Meeting”) at which the stockholders voted on the following proposals, as set forth below, each of which is described in detail in the Definitive Proxy Statement. Each of the proposals described below was approved by the Company’s stockholders.

PROPOSAL NO. 1:

To approve the transactions contemplated under the Merger Agreement, referred to in the Definitive Proxy Statement as the Business Combination Proposal.

For	Against	Abstain
2,878,185	164,471	21,307

PROPOSAL NO. 2:

To approve and adopt, assuming the Business Combination Proposal is approved and adopted, the proposed Amended and Restated Certificate of Incorporation, referred to in the Definitive Proxy Statement as the Charter Amendment Proposal.

For	Against	Abstain
2,876,179	166,472	21,312

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PROPOSAL NO. 3:

To approve and adopt the GreenVision Acquisition Corp. 2021 Omnibus Incentive Plan, referred to in the Definitive Proxy Statement as the Equity Plan Adoption Proposal.

For	Against	Abstain
2,878,143	164,492	21,328

PROPOSAL NO. 4:

To approve the issuance of the securities in the Business Combination and the PIPE Investment, referred to in the Definitive Proxy Statement as the Nasdaq 20% Proposal.

For	Against	Abstain
2,877,997	164,638	21,328

PROPOSAL NO. 5:

To elect Salvatore Palella, Giulio Profumo, Kimberly L. Wilford, Guy Adami and Lee Stern to serve as directors on the Company’s board of directors, referred to in the Definitive Proxy Statement as the Director Election Proposal.

Director	For	Withhold
Salvatore Palella	2,895,877	168,086
Giulio Profumo	2,895,878	168,085
Kimberly L. Wilford	2,895,878	168,085
Guy Adami	2,895,868	168,095
Lee Stern	2,895,865	168,098

PROPOSAL NO. 6:

To approve the adjournment of the special meeting, if necessary or advisable, to permit further solicitation and vote of proxies in the event that there are insufficient votes.

For	Against	Abstain
5,832,002	359,105	42,436

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Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Helbiz Holdings and its subsidiaries as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 and the unaudited financial statements of Helbiz as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, together with the respective notes thereto, are set forth in the Definitive Proxy Statement beginning on page F-54 and are incorporated herein by reference.

The audited financial statements of MiMoto Smart Mobility Srl as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 and the unaudited financial statements of MiMoto Smart Mobility Srl as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, together with the respective notes thereto, are set forth in the Definitive Proxy Statement beginning on page F-106 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Helbiz and Helbiz Holdings as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description
2.1	Merger Agreement and Plan of Reorganization dated February 8, 2021 by and among, Helbiz, Inc., Salvatore Palella as Representative of the Shareholders of the Helbiz, Inc., GreenVision Acquisition Corp. and GreenVision Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Registrants, Current Report on Form 8-K, filed on February 8, 2021)*
2.2	First Amendment dated April 8, 2021 to Merger Agreement and Plan of Reorganization (incorporated by reference to Exhibit 2.1 to the Registrants, Current Report on Form 8-K, filed on April 9, 2021)*
3.1	Amended and Restated Certificate of Incorporation of Helbiz, Inc.
10.1	Form of Subscription Agreement by and among GreenVision Acquisition Corp. and certain institutional and accredited investors (incorporated by reference to Exhibit 10.1 to Helbiz’s current report on Form 8-K filed on March 11, 2021)*
10.2	Form of Registration Rights Agreement, dated as of August 12, 2021, by and among GreenVision Acquisition Corp and certain shareholders of Helbiz Holdings (incorporated by reference to Annex B of the Definitive Proxy Statement filed on July 26, 2021)*
10.3	Form of Lock-Up Agreement
10.4	Form of warrant to PIPE Investors (incorporated by reference to Exhibit 10.2 to Helbiz’s current report on Form 8-K filed on March 11, 2021)*
10.5	GreenVision Acquisition Corp. 2021 Omnibus Incentive Plan (incorporated by reference to Annex D of the Definitive Proxy Statement filed on July 26, 2021)*
10.6	Form of Indemnification Escrow Agreement
21.1	List of subsidiaries of Helbiz, Inc.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Helbiz, Inc.

* Previously filed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: August 13, 2021

HELBIZ, INC.
By:	/s/ Salvatore Palella
Name:	Salvatore Palella
Title:	Chief Executive Officer

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